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                                                                   EXHIBIT 10.09

                              AMENDATORY AGREEMENT


          THIS AMENDATORY AGREEMENT ("Agreement") is entered into by and among the signatories hereto (the "Signatories") as of March ___, 1998.


                              W I T N E S S E T H

          WHEREAS, the Signatories (or certain thereof) have previously entered into a Selling Agreement, a Customer Agreement, a Foreign Exchange Desk Services Agreement, an Investment Advisory Contract and a Custody Agreement (collectively, the "Original Agreements") relating to the distribution of units of limited partnership ("Units") in, and the operation, trading and safekeeping the assets of, ML Strategic Allocation Fund L.P. (the "Partnership");

          WHEREAS, all of the Original Agreements were filed as exhibits to the Partnership's Registration Statement No. 33-80509, which became effective under the Securities Act of 1933 (the "Securities Act") as of April 25, 1996 for the initial offering of the Units (the "First Offering");

          WHEREAS, the Partnership filed a new Registration Statement (Reg. No. 333-________) on March 6, 1998 pursuant to which the Partnership is registering 2,000,000 additional Units for public sale (the "Second Offering");

          WHEREAS, the Partnership has previously traded commodity interests through participating in a joint venture (the "Joint Venture") with John W. Henry & Company, Inc. ("JWH(R)"), and in conjunction with the Second Offering the Joint Venture has been converted into a limited liability company (ML JWH Strategic Joint Venture LLC), formed under the Delaware Limited Liability Company Act (the "Company"), and to which the offshore counterpart fund to the Partnership, ML JWH Strategic Allocation Fund Ltd., a Cayman Islands company (the "Fund"), has also been admitted as a member, together with the Partnership and JWH;

          WHEREAS, no other members shall be admitted to the Company;

          WHEREAS, the Partnership is the manager of the Company, and Merrill Lynch Investment Partners Inc. ("MLIP") is the general partner of the Partnership and the sponsor of the Fund;

          WHEREAS, all the Signatories other than JWH are affiliates of MLIP;
and

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          WHEREAS, the Signatories wish to amend the Original Agreements to reflect the formation of the Company and the Second Offering, but without otherwise effecting any substantive change therein.

          NOW THEREFORE, the Signatories agree as follows.

          1.  DEFINED TERMS.  Capitalized terms not otherwise defined herein are
              --------------
used with the meanings set forth in the Original Agreements.

          2.  THE SELLING AGREEMENT.  The Selling Agreement is hereby amended to
              ---------------------
reflect the registration and public offering of an additional 2,000,000 Units and the elimination of the use of an escrow account. As the Partnership is an operating entity, there is no minimum number of new Units which must be sold as of the beginning of any calendar month during the Second Offering for Units then to be sold, and -- as provided in the Selling Agreement in the case of the ongoing offering of the Units following the initial Closing Date during the First Offering -- subscriptions are debited directly from investors' Merrill Lynch Customer Securities Accounts as of each month-end settlement date directly into the Partnership's account without being previously collected into an escrow account.

          The initial Closing of the Second Offering shall be subject to the same closing conditions as was the initial Closing of the First Offering, adjusted, as relevant, to reflect the existence of the Company as opposed to the Joint Venture.

          In respect of the amendment and extension of the Selling Agreement, the Selling Agent agrees that it shall, for all liability and indemnification provisions and for all other purposes under the Selling Agreement, look only to the Partnership and its assets, and not to any other assets of the Company to satisfy any obligation of the Partnership under the Selling Agreement, irrespective of the fact that the Company is, for purposes of the Securities Act, a "co-issuer" with the Partnership.

          In all other respects, the terms of the Selling Agreement are restated in their entirety; provided, that the Company as "co-issuer" with the Partnership is herewith made a signatory of the Selling Agreement (the Company's obligations thereunder to be limited to the Partnership's capital account in the Company, as provided in the preceding paragraph).

          3.  THE CUSTOMER AGREEMENT.  The Customer Agreement is hereby amended
              ----------------------
to reflect the fact that the Company, rather than the Joint Venture, is MLF's client under the Customer Agreement. Otherwise, the terms of the original Customer Agreement are restated in their entirety; provided, that the interest credit arrangements shall be as set forth under "Interest Income Arrangements" in the Prospectus and the Offering Memorandum.

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          4.  FOREIGN EXCHANGE DESK SERVICES AGREEMENT.  The Foreign Exchange
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Desk Services Agreement is hereby amended to reflect the fact that the Company, not the Joint Venture, is the relevant party thereto.

          In all other respects, the Foreign Exchange Desk Services Agreement is restated in its entirety; provided, that the description of the process of contacting counterparties in the Prospectus and Offering Memorandum shall supersede the description in the Foreign Exchange Desk Services Agreement.

          5.  INVESTMENT ADVISORY CONTRACT,  The Investment Advisory Contract is
              ----------------------------
hereby amended to reflect the fact that the Company, not the Joint Venture, is the relevant party thereto. In addition, Merrill Lynch Asset Management, L.P. acknowledges that the loss incurred/return earned on the monies managed by it for the Company pursuant to the Investment Advisory Contract shall be allocated exclusively to the capital account of the Partnership in the Company, not to the capital account of the Fund.

          In all other respects, the terms of the Investment Advisory Contract are restated in their entirety.

          6.  CUSTODY AGREEMENT.  The Custody Agreement is hereby amended to
              -----------------
reflect the fact that the Company, not the Joint Venture, is the relevant party thereto. In addition, the Selling Agent acknowledges that the assets held in custody by it pursuant to the Custody Agreement shall be solely attributed to the capital account of the Partnership in the Company, not to the capital account of the Fund.

          In all other respects, the terms of the Custody Agreement are restated in their entirety.

          7.  REPRESENTATIONS AND WARRANTIES OF THE MLIP PARTIES.  The MLIP
              --------------------------------------------------
Parties, other than MLIP itself, hereby restate and reaffirm the representations and warranties made by them in the Original Agreements in respect of such Agreements as hereby amended (the "Amended Agreements").

          8.  REPRESENTATIONS AND WARRANTIES OF MLIP. MLIP represents and
              --------------------------------------
warrants to the Signatories, as follows:

          (a) The Partnership has provided to the MLIP Parties and filed with the SEC a registration statement on Form S-1 (Registration No. 333-______), as filed with the SEC on March 6, 1998 for the registration of 2,000,000 Units under the Securities Act, has filed two copies thereof with the CFTC under the Commodity Act and one copy with the NFA in accordance with NFA Compliance Rule 2-13. The term, "Registration Statement," shall, from and after the declaration of the effectiveness of the Registration Statement, refer to the

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     Registration Statement as it becomes effective, and the term, "Prospectus"
     shall refer to the prospectus then on file with the SEC as part of the Registration State ment, or if a subsequent prospectus is filed by the Partnership pursuant to Rule 424 of the SEC Regulations, the term, "Prospectus," shall refer to the prospectus most recently filed pursuant to such Rule from and after the date on which it shall have been first used. Except as required by law, the Partnership will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus which shall be reasonably objected to in writing by any MLIP Party, upon reasonable prior notice.

          (b) The Certificate of Limited Partnership pursuant to which the Partnership was formed and the Limited Partnership Agreement each provides for the subscription for and sale of the Units; all action required to be taken by MLIP and the Partnership as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the initial Closing Time of the Second Offering and Subsequent Closing Times during the Second Offering will have been taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid limited partnership interests in the Partnership.

          (c) The Fund is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the DRULPA and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, forward and option contracts, as described in the Prospectus; the Fund has received (or will receive prior to the Initial Closing Time, as defined in Section 4(c)) a certificate of authority to do business in the State of New York as provided by Article 8-A of the New York Uniform Limited Partnership Act.

          (d) The Certificate of Formation pursuant to which the Company was formed and the Organization Agreement each provides for the Company to act as "co-issuer" in the subscription for and sale of the Units; and all action required to be taken by MLIP and the Company as a condition to the Company as "co-issuer" participating in the sale of the Units to qualified subscribers therefor has been, or prior to the initial Closing Time of the Second Offering and subsequent Closing Times during the Second Offering will have been taken.

          (e) The Company is a limited liability company duly organized pursuant to the Certificate of Formation, the Organization Agreement and the Limited Liability Company Act of the State of Delaware and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, forward and option contracts, as described in the Prospectus.

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          (f)   MLIP is duly organized and validly existing and in good standing as a corporation under the laws of the State of Delaware and in good standing as a foreign corporation under the laws of the State of New York and in each other jurisdiction in which the nature or conduct of its business requires such qualifica tion and the failure to so qualify would materially adversely affect the Partnership or MLIP's ability to perform its obligations hereunder.

          (g) The Company, the Partnership and MLIP have partnership or corporate power and authority under applicable law to perform their respective obligations under the Organization Agreement, Limited Partnership Agreement, the Customer Agreement, the Foreign Exchange Desk Service Agreement, the Advisory Agreement, the Custody Agreement and this Agreement (as the case may be), as described in the Registration Statement and Prospectus.

          (h) The Registration Statement and Prospectus contain all statements and information regarding the Company, the Partnership and MLIP required to be included therein by the Commodity Act and the rules and regulations thereunder. When the Registration Statement becomes effective under the 1933 Act and at all times subsequent thereto up to and including the initial Closing Time of the Second Offering, the Registration Statement and Prospectus will comply in all material respects with the requirements of the 1933 Act, the Commodity Act and the rules and regulations under such Acts. The Registration Statement as of its effective date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date of issue and at the initial Closing Time of the Second Offering will not contain an untrue state ment of a material fact or omit to state a material fact necessary to make the state ments therein, in light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to JWH or furnished or approved in writing by JWH.

          (i) Deloitte & Touche, the accountants who certified the financial statements filed with the SEC as part of the Registration Statement, are, with respect to the Company, the Partnership and MLIP, independent public accountants as required by the 1933 Act and the SEC Regulations.

          (j) The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Partnership and of MLIP as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles

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     (as described therein), applied on a basis which is consistent in all material respects for each balance sheet date presented.

          (k) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Company, the Partnership or MLIP, whether or not arising in the ordinary course of business.

          (l) The Advisory Agreement, the Organization Agreement, the Limited Partnership Agreement and this Agreement have each been duly and validly authorized, executed and delivered by MLIP on behalf of the Partnership or by the Partnership on behalf of the Company and each constitutes a legal, valid and binding agreement of the Company enforceable in accordance with its terms. The Customer Agreement and the Foreign Exchange Desk Service Agreement have each been duly and validly authorized, executed and delivered by the Partnership on behalf of the Company.

          (m) The execution and delivery of the Organization Agreement, the Limited Partnership Agreement, the Customer Agreement, the Foreign Exchange Desk Service Agreement, the Advisory Agreement, the Custody Agreement and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Company, the Partnership or MLIP, as the case may be, is bound or any order, rule or regulation applicable to the Company, the Partnership or MLIP of any court or any governmental body or administrative agency having jurisdiction over the Company, the Partnership or MLIP.

          (n) There is not pending, or, to the best of MLIP's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Company, the Partnership or MLIP is a party, or to which any of the assets of the Company, the Partnership or MLIP is subject, which is not referred to in the Prospectus and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, the Partnership or MLIP or is required to be disclosed in the Prospectus pursuant to applicable CFTC regulations. MLIP has not received any notice of an investigation or warning letter from the NFA or the CFTC regarding non-compliance by MLIP with the Commodity Act or the regulations thereunder.

          (o) MLIP has all Federal and state governmental, regulatory and commodity exchange approvals and licenses, and has effected all filings and

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     registrations with Federal and state governmental agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Limited Partnership Agreement and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, order, law or regulation binding upon it. The prin cipals of MLIP identified in the Registration Statement are all of the principals of MLIP, as "principals" is defined by the CFTC regulations. Such principals are duly registered as such on MLIP's commodity pool operator Form 7-R registration.

          (p) Neither the Company nor the Partnership requires any Federal or state governmental, regulatory or commodity exchange approvals or licenses, or needs to effect any filings or registrations with any Federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Regi stration Statement and Prospectus and to issue and sell the Units (other than fil ings relating solely to the offering of the Units), and to trade in the commodity markets.

          9.   COVENANTS.  The Signatories each restate and recommit to the
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respective covenants made by them in the Original Agreements, adopting such covenants to reflect the formation of the Company.

          10.  FURTHER ASSURANCES AND DOCUMENTATION.  The Signatories each agree
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that they will execute all such other documents and instruments as any Signatory may reasonably request of any other Signatory to evidence the intent and purpose of this Amendatory Agreement so as to achieve the purpose of substituting the Company for the Partnership as the relevant party to all of the Original Agreements other than the Selling Agreement, as well as the purpose of providing under the Selling Agreement for the Second Offering.

          11.  PROTECTION OF THE FUND.  The Signatories each acknowledges that
               ----------------------
the Fund is a member of the Company, together with the Partnership. Each Signatory agrees that, to the fullest extent permitted by law, it will in no event seek to collect any debt or liability properly attributable to the Partnership as a member of the Company from any Company assets properly attributable to the Fund's capital account in the Company.

          12.  EXPENSES.  MLIP shall advance all costs incurred by any of the
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Signatories in the preparation, review, execution and delivery of this Agreement as well as all related documentation and instruments required to reflect the substitution of the Company for the Joint Venture in all of the Original Agreements other than the Selling Agreement, and the Second Offering under the Selling Agreement. Such costs shall constitute "ongoing offering costs"

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subject to reimbursement by the Partnership and the Fund, as described in the
Prospectus or the Offering Memorandum.

          IN WITNESS WHEREOF, the undersigned have hereto set their hands as of the day and year first above written.

                                ML JWH STRATEGIC JOINT VENTURE LLC

                                By: ML JWH Strategic Allocation Fund L.P.
                                    Manager

                                By: Merrill Lynch Investment Partners Inc.
                                    General Partner

                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                ML JWH STRATEGIC ALLOCATION FUND L.P.

                                By: Merrill Lynch Investment Partners Inc.
                                    General Partner

                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                MERRILL LYNCH INVESTMENT PARTNERS INC.

                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                MERRILL LYNCH FUTURES INC.

                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                MERRILL LYNCH, PIERCE, FENNER & SMITH,
                                  INCORPORATED

                                By:
                                    ----------------------------------------

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                                    Name:
                                    Title:

                                MERRILL LYNCH INTERNATIONAL BANK

                                By:
                                    ----------------------------------------
                                    Name:
                                    Title:

                                MERRILL LYNCH ASSET MANAGEMENT, L.P.

                                By:  Princeton Services, Inc.
                                     General Partner

                                By:  Merrill Lynch Group, Inc.
                                     General Partner

                                By:
                                    ----------------------------------------
                                     Name:
                                     Title:

                                JOHN W. HENRY & COMPANY, INC.

                                By:
                                    ----------------------------------------
                                     Name:
                                     Title:

                                ML JWH STRATEGIC JOINT VENTURE

                                By:  ML JWH Strategic Allocation Fund L.P.
                                     Manager

                                By:  Merrill Lynch Investment Partners Inc.
                                     General Partner

                                By:
                                    ----------------------------------------
                                     Name:
                                     Title:
As third-party beneficiaries:

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ML JWH OFFSHORE STRATEGIC JOINT VENTURE

By:     ML JWH Strategic Allocation Fund Ltd.
          Manager

By:     _______________________________________________________________
          Name:
          Title:

ML JWH STRATEGIC ALLOCATION FUND LTD.

By:     _______________________________________________________________
          Name:
          Title:

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